SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                   August 15, 2005
(Date of earliest event reported)                                August 12, 2005


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


      0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

--- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

--- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

---  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

---  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2005, Quad City Bank and Trust Company, a wholly-owned bank subsidiary of the Company, entered into a Unit Purchase Agreement with John Engelbrecht, the President and Chief Executive Officer of M2 Lease Funds LLC. M2 Lease Funds, based in the Milwaukee, Wisconsin area, is engaged in the business of leasing machinery and equipment to commercial and industrial businesses under direct financing lease contracts.

The agreement provides for Quad City Bank and Trust to purchase 80% of M2 Lease Funds's membership units for an approximate purchase price of $5.3 million, which is subject to adjustment at closing. The transaction is subject to regulatory approval as well as Mr. Engelbrecht's purchase of 80% of M2 Lease Funds's issued and outstanding membership units from a current member of M2 Lease Funds. The transaction is expected to close in the third quarter. After the transaction is completed, Quad City Bank and Trust will own 80% of M2 Lease Funds's outstanding membership units and Mr. Engelbrecht, who will own the remaining 20% of membership units, will continue to serve as its President and Chief Executive Officer. Under the terms of the operating agreement for M2 Lease Funds, which will be entered into at closing, M2 Lease Funds will be obligated to repurchase Mr. Engelbrecht's membership interests upon certain events, including his termination of employment with M2 Lease Funds.

A press release announcing the transaction was issued on August 15, 2005, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

              99.1   Press Release dated August 15, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               QCR HOLDINGS, INC.


Dated:  August 15, 2005                        By:  /s/ Todd A. Gipple
                                                    ----------------------------
                                                    Todd A. Gipple
                                                    Executive Vice President
                                                    and Chief Financial  Officer


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